SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2004


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)



    Nevada                        000-21640                           88-0136443
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(State or other jurisdiction     (Commission                    (I.R.S. Employer
of incorporation)                File Number)                Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                                 89102
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 8.01.   OTHER EVENTS.

         Frank J. Fertitta III, Chief Executive Officer, Lorenzo J. Fertitta, President, Scott M Nielson, Executive Vice President and Chief Development Officer, Stephen L. Cavallaro, Executive Vice President and Richard J. Haskins, Executive Vice President and General Counsel, have entered into Rule 10b5-1 trading plans (the "Plans") to sell up to 806,184, 753,500, 100,000, 35,000, and
35,000 shares, respectively, of the Company's common stock upon the exercise of certain options or sales of restricted shares. Included in Lorenzo J. Fertitta's Plan are 459,250 shares that were carried over from a prior Plan which has been terminated. Portions of the shares may be sold any time the stock achieves certain prearranged minimum prices and may take place beginning on October 22, 2004 and ending on June 30, 2005 for Frank J. Fertitta III, beginning on October 25, 2004 and ending on June 30, 2005 for Lorenzo J. Fertitta, beginning on October 22, 2004 and ending on April 21, 2005 for Scott M Nielson and Richard J. Haskins, and beginning on October 22, 2004 and ending on December 30, 2004 for Stephen L. Cavallaro, unless sooner terminated. The Plan participants will have no control over the timing of any sales under the respective plans and there can be no assurance that the shares covered by the Plans actually will be sold. The Plan participants entered into the Plans in order to diversify their financial holdings, although they will continue to have a significant ownership interest in the Company.

         These Plans are intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company's insider trading policy. Rule 10b5-1 allows corporate insiders to establish prearranged written plans to buy or sell a specified number of shares of a company stock over a set period of time. The specified number of shares sold may be determined pursuant to a formula or may be at the discretion of a third party, so long as such person is not aware of material non-public information. A plan must be entered into in good faith at a time when the insider is not in possession of material, nonpublic information. Subsequent receipt by the insider of material, nonpublic information will not prevent transactions under the plans from being executed.




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




                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Station Casinos, Inc.



Date: October 21, 2004               By: /s/ Glenn C. Christenson
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                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer


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